Industrial Distribution
Aerospace
Music

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F M A M J J A S O N D 05 F M A M J J A S O N D 06 F M A M J J A S O N D 07 F M A

KAMAN

1

INVESTOR PRESENTATION
Kaman Corporation
(NASDAQ - NGM: KAMN)
1Q 2007

Slide 1
    Forward-looking Statements
      This presentation may contain forward-looking information relating to the company's business and prospects, including the Aerospace,Industrial Distribution and Music businesses, operating cash flow, and other matters that involve a number of uncertainties that may cause actual results to differ materially from expectations. Those uncertainties include, but are not limited to: 1) the successful conclusion of competitions for government programs and thereafter contract negotiations with government authorities, both foreign and domestic; 2) political conditions in countries where the company does or intends to do business; 3) standard government contract provisions permitting renegotiation of terms and termination for the convenience of the government; 4) domestic and foreign economic and competitive conditions in markets served by the company, particularly defense, commercial aviation, industrial production and the consumer market for music products; 5) satisfactory completion of the Australian SH-2G(A)program, including resolution of the current contract dispute with the Commonwealth; 6) receipt and successful execution of production orders for the JPF U.S. government contract including the exercise of all contract options and receipt of orders from allied militaries, as both have been assumed in connection with goodwill impairment evaluations; 7) in the EODC/University of Arizona litigation, successful defeat of the University’s appeal of the jury verdict in the company’s favor; 8) satisfactory resolution of (i) the company’s dispute with the U.S. Army procurement agency relating to warranty work for the FMU-143 program and (ii) the 2005 DCIS investigation of that program; 9) satisfactory results of negotiations with NAVAIR concerning purchase of the company's leased facility in Bloomfield, Conn.; 10) continued support of the existing K-MAX helicopter fleet, including sale of existing K-MAX spare parts inventory and in 2007, availability of a redesigned clutch assembly system; 11) cost growth in connection with environmental remediation activities at the Moosup facility and such potential activities at the Bloomfield facility; 12) profitable integration of acquired businesses into the company's operations; 13) changes in supplier sales or vendor incentive policies; 14) the effect of price increases or decreases; 15) pension plan assumptions and future contributions; 16) future levels of indebtedness and capital expenditures; 17) continued availability of raw materials in adequate supplies; 18) the effects of currency exchange rates and foreign competition on future operations; 19) changes in laws and regulations, taxes, interest rates, inflation rates, general business conditions and other factors; and 20) other risks and uncertainties set forth in the company's annual, quarterly and current reports, and proxy statements. Any forward-looking information provided in this report should be considered with these factors in mind. The company assumes no obligation to update any forward-looking statements contained in this presentation..
Contact:
Russell H. Jones, SVP, Chief Investment Officer & Treasurer
(860) 243-6307
Russell.Jones@kaman.com

Aerospace                                       27%            $326.0        $288.0         13.2%
Corporate Profile
Slide 2
Percent Distribution of Sales
By Segment For 2006
 Millions $ Sales
   Percent of
 Total Sales

      Percent
    Increase
Sales by Segment:
Segment:
For the year ended
Industrial Distribution                        55%               665.          621.9            7.0%
 100%                $1,206.2        $1,101.2                9.5%
Music                                                                 18%                     214.8            191.3                12.2%

–

 Strong performance in 2006 and 1Q/2007
–

 Aerospace Segment drove earnings improvement
–

Record results at Kamatics/RWG:  Largest part of Aerospace Segment
–

Good programs on line at Aerostructures plants in Jacksonville and Wichita
–

Progress in ramping up Fuzing Division’s Joint Programmable Fuze program
–

New subcontract work at Bloomfield Helicopters Division plant
–

Australia Helicopter Program nearer to completion but could be cancelled
–

Favorable climate for commercial aviation and military helicopters
–

Industrial Distribution:  1Q/2007 economy softer after record 2006
–

Winning new national accounts and gaining market share
–

Segment tends to follow national economic trends
–

Continuously looking at potential acquisitions
–

Music Segment: Costs cut, Musicorp consolidation complete
–

Difficult market conditions in 2006 and 1Q/2007; disappointing holiday season
–

Performance should improve when consumer spending normalizes
Slide 3
Key Messages

Aerospace
SEGMENT OVERVIEW
Slide 4
2006 segment sales: $326.0 million
27%

  Aerostructures                   $78.7

      69%

         $25.2                  $ 16.9
Fuzing & M/M

              71.1

          89%                  18.5                      19.0

  Helicopters                              69.9

          83%                  17.4                      11.5

  Kamatics & RWG                106.3                    20%            32.0               26.2

                                                         $326.0                           60%              $ 93.1                $ 73.6
Aerospace
Slide 5
Aerospace Operating Unit:
Percent of Total Operating Unit Sales
to Total Segment Sales for 2006
  Year ended

                                 Quarter ended
Millions $ Sales

                                Millions $ Sales
 12/31/06                         2006

               3/30/07

   3/31/06
Pe
Military

rcent
Sales by Principal Aerospace Operating Unit

>
Aerospace
Slide 6
Top and Middle: Metals-oriented at Jacksonville
Bottom: Composites-oriented at Wichita
 Aerostructures: Facilities in Jacksonville, FL and Wichita, KS
Produces parts and subassemblies for
Tier 1 Prime Manufacturers:
Military programs including Boeing C-17
internal wing structures, Sikorsky
BLACK HAWK helicopter cockpits, and
Sikorsky MH-92 helicopter composite tail rotor pylons
Seeing opportunity for new
programs at both locations: Available
capacity, well-located, non-union, flexible,
competitive
>
>
>
 Commercial programs including Boeing 777
subassemblies and 787 composite structures
Strategy:  Take advantage of substantial
opportunities arising from the larger producers’
(Airbus, Bell, Boeing, Sikorsky, Vought, etc.)
offloading of manufacturing work

>
Aerospace
Slide 7
Fuzes for high profile missiles such as the
Hawk; and bomb programs including the Joint
Programmable Fuze (JPF)
 Fuzing: Facilities in Middletown, CT and Orlando, FL
Manufactures safe, arm and fuzing devices
for a number of major missile and bomb programs
Missile programs: AMRAAM, ATACMS, Brimstone,
M-100 Hawk, Harpoon, JASSM, Maverick,
SLAM-ER, Standard and Tactical Tomahawk
Bomb programs: Joint Programmable Fuze,
FMU-143, FMU-139, 40mm
Strategy:  Become the leading producer of
fuzing systems for the U.S. and allied militaries
Market size estimate: $650 million
Division includes Measuring & Memory
Systems p
Principal customers: U.S. and allied militaries,
Boeing, General Dynamics, Lockheed and
Raytheon

roducts
Principal customers:  U.S. and allied militaries,
Boeing, General Dynamics, Lockheed and
Raytheon
>
>

 4
4
 >
 >
>

>
Aerospace
Slide 8
Top:  Kaman SH-2G Super Seasprites
Middle:  Kaman K-MAX BURRO
Bottom:  Joining BLACK HAWK
helicopter sections at Bloomfield facility
 Helicopters: Facilities in Bloomfield, CT
▶

Markets and supports Kaman-made SH-2G Super
      Seasprite maritime helicopter and K-MAX
     “Aerial Truck” helicopter -  and performs
      subcontract helicopter programs
▶

Strategy:  Take advantage of increasing
      opportunities in subcontracting as the Tier 1
      Prime producers shift from manufacturing to
     final assembly and systems integration
▶

Principal customers include: The governments
      of Australia, Egypt, New Zealand and Poland;
      and The Sikorsky Aircraft Corporation
▶

Current principal programs include: SH-2G(A)
      program for Australia (in a loss position), depot
      level maintenance and upgrades to SH-2G(E)
      helicopters for Egypt, K-MAX BURRO UAV program
      and BLACK HAWK subcontract work for Sikorsky.

Aerospace
Slide 9
Kamatics and RWG aerospace bearings
Kamatics & RWG: Facilities in Bloomfield, Ct and Dachsbach, Germany
▶

Designs and manufactures proprietary self-lubricating
      bearings for OEM and MRO use in nearly all military
      and commercial aircraft produced in North and
      South America and Europe
▶

Strategy: Maintain leadership in product technical
      performance and application engineering support
      while staying ahead of the curve in product
      technology enhancement:
▶

Target the most demanding applications early in the aircraft design process as part of prime-contractors’ problem-
     solving teams - and effectively address customers’ needs
     by providing the highest performance available
▶

Market size:  $0.5 billion high-end portion of the $ 1.2 billion aerospace bearing market
▶

Key customers include:  Military (U.S. and allied)
      (20% of 2006 sales), and Commercial
      (Boeing, Airbus, Embraer, Bombardier and others)

Industrial Distribution
SEGMENT OVERVIEW
Slide 10
2006 segment sales: $665.4 million
55%
Industrial Dist

Industrial Distribution
Slide 11
Industrial Distribution Segment
Extensive product catalogue
Value-added service
▶

Third largest player in $12 billion power transmission
      market.  Provides nearly two million products to more
      than 50,000 MRO and OEM customers
▶

Strategy:
▶

Expand the geographic footprint in major industrial markets
     to enhance competition for national and regional accounts.
▶

Broaden the product line and further enhance operating and
     asset utilization efficiencies throughout the enterprise
▶

Serves a broad cross section of North American
      industry with local branches in 70 of the top 100 U.S.
      Industrial markets.  Growing national account base
▶

Now nearly 200 locations in the U.S., Canada
      and Mexico
▶

The business tends to track the U.S. Industrial
      production and capacity utilization indices

KAMAN

116
114
112
110
108
106
104
102
100
98
96
84
82
80
78
76
74
72
Mar-04
May-04
Jul-04
Sep-04
Nov-04
Jan-05
Mar-05
May-05
Jul-05
Sep-05
Nov-05
Jan-06
Mar-06
May-06
Jul-06
Sep-06
Nov-06
Jan-07
Mar-07
Industrial Production
Capacity Utilization

Industrial Distribution
Source: Federal Reserve Board
Slide 12
FRB Indices Of Industrial Production and Capacity Utilization:
Predictability: Segment tends to track national indices

KAMAN

	CR CHICAGO RAWHIDE		
SEALMASTER	TIMKEN	FALK	DODGE
Boston Gear		INA	FAG
Dow	LOCTITE	RELIANCE ELECTRIC	Martin
Rexnord	McGILL	Rockwell Automation	BALDOR MOTORS AND DRIVES
THK LM SYSTEM	THOMSON	EPT A Division of Emerson Electric Co.	KOP-FLEX
NSK	Gates	SKF	Browning

Industrial Distribution
Slide 13
Portfolio Of Recognized Brands:
More than 1.7 million products sold to more than 50,000 MRO and OEM customers

Industrial Distribution
Slide 14
Geographical Coverage:  Nearly 200 locations in U.S. Canada and Mexico

Music
SEGMENT OVERVIEW
Slide 15
2006 Segment sales: $214.8 million
18%
Music

Music
Slide 16
Music Segment
Largest independent distributor of percussion and
fretted musical instruments and accessories;
Industry-leading information technology systems
▶

Largest independent distributor of musical
      instruments and accessories in a $2.5 billion slice
      of the $7.0 billion U.S. musical instruments market:
      More than 20,000 products
▶

Strategy:  Build on Kaman’s strong brand identity
      while adding new market-leading names to the
      company’s offering of proprietary products

▶

Leads the market in use of technology, providing
      systems to service customers at all levels
▶

U.S. and Asian manufacturing supports Kaman’s
      proprietary and licensed brands of
      premium products
▶

Market is driven by consumer sentiment with
      the Holiday selling season a key driver

KAMAN

120.00
110.00
100.00
90.00
80.00
70.00
60.00
50.00
Jan-03
Apr-03
Jul-03
Oct-03
Jan-04
Apr-04
Jul-04
Oct-04
Jan-05
Apr-05
Jul-05
Oct-05
Jan-06
Apr-06
Jul-06
Oct-06
Jan-07
Apr-07
Consumer Confidence (1985=100)

Music
Slide 17
Source:  The Conference Board
Consumer Confidence Index:
Music Segment Sales are Driven by Consumer Sentiment/Holiday spending

KAMAN

LP

Gibraltar

Gretsch

GENZ·BENZ
SCOTTSDALE AZ

HAMER USA
GUITARS

Ovation
plug it in

Adamas

TOCA

Takamine

SABIAN

Music
Slide 18
Largest Independent Distributor:  Over 20,000 Products in Total
Premier Branded Products: 51% of Segment Sales

Segment Summary
Slide 19

EXHIBIT 2
Key Segment Messages: First Quarter Ended March 30, 2007
Slide 20
Aerospace Segment:  Sales up 26.5%; Operating income up 66.1% for the quarter
✓

Aerostructures: Sales up 48.8% for quarter driven by Sikorsky BLACK HAWK and Boeing 777 work at Jacksonville, and by new composites contracts at Wichita
✓

Fuzing: Sales down 2.8% for quarter.  Still subject to quarter-by-quarter fluctuations.  Annual shipments up for legacy fuze programs and JPF
✓

Helicopters: Sales up 51.8% in quarter.  Quarter driven by Egypt SH-2G depot level maintenance program and upgrades - and by subcontract work on BLACK HAWK for Sikorsky.
✓

Kamatics/RWG: Sales up 22.2% in quarter.  Markets remain solid.
Industrial Distribution Segment: Sales up 1.7%, operating income down 19.6% for the quarter
✓

Income comparison includes $1.6 million one-time gain in previous year first quarter
✓

Economic conditions mixed but remain moderately favorable
✓

Winning large new national account contracts and retaining accounts on renewal

Music Segment: Sales down 3.1%, operating income up 24.9% for the quarter

✓

Less than robust market conditions for consumers may continue for a time
✓

Cost control across the segment and completion of Musicorp consolidation helped earnings

Financial Review
Slide 21

Sales:
1Q 2007: up 7.0% over 1Q 2006
Earnings before Income Tax:
See GAAP reconciliation (Slide 23)
for effect of one-time charges and gains in
first quarter 2007 and 2006

Net Earnings:
1Q 2007: up 70.2% over 1Q 2006

EPS - diluted:
Average diluted shares outstanding
1Q/06:24,887; 1Q/07: 25,105
    Income Statement Highlights
  For the three month periods ended
       $296.6
   $317.3
$10.1
$16.0
     $5.9
 $10.1
$0.24
 $0.41
Slide 22
3/31/06

3/30/07

	Three Months ended March 30, 2007			Three Months ended March 31, 2006
(In millions)	Earnings Before Income Taxes	Net Earnings	Net Earnings Per Share Diluted	Earnings Before Income Taxes	Net Earnings	Net Earnings Per Share Diluted
As Reported	$16.0	$10.1	$0.41	$10.1	$ 5.9	$0.24
Add:
Addition to Loss Reserve: Australia	2.5	1.5	0.06	2.5	1.5	0.06
Deductible and Non-Deductible Stock Appreciation Rights	0.2	0.1	--	1.3	1.0	0.05
Subtract:
Gain from Capitalized Freight-Adjustment (KIT)	--	--	--	(1.6)	(0.9)	(0.04)
As Adjusted	$18.7	$11.7	$0.47	$ 12.3	$ 7.5	$ 0.31
These adjustments represent certain discrete items.  The Company uses certain financial measures internally to focus management on period-to-period changes in our business. Therefore, we believe that this supplemental information is meaningful to investors when considered in connection with the information contained in the GAAP presentation of financial information. The presentation of these items is not meant to represent results as defined by GAAP, nor as an alternative for financial performance as determined unde
r GAAP.
Slide 23
GAAP reconciliations applicable to the First Quarter Periods

	Three Months Ended
	3/30/2007	3/31/2006
Corporate expense before breakout items	$ (6.3)	$ (7.2)
Breakout items:
Stock appreciation rights	(0.2)	(1.3)
Pension expense	(0.1)	(0.7)
Supplemental employees’ retirement plan	(1.5)	(1.3)
Group Insurance	(1.3)	0.1
Corporate expense - total	$ (9.4)	$ (10.4)
First Quarter Corporate Expense Highlights
Slide 24

(In millions)	Sales		Operating Income		Operating Margin
	1Q/07	1Q/06	1Q/07	1Q/06	1Q/07	1Q/06
Aerospace	$ 93.1	$ 73.6	$ 16.6	$ 10.0	17.8%	13.6%
Industrial Distribution	173.4	170.6	8.7	[1]10.8	5.0%	[1]6.3%
Music	50.8	52.4	1.6	1.3	3.1%	2.4%
Corporate Expense			(9.4)	(10.4)	[2] (2.9%)	[2](3.5%)
Total	$ 317.3	$ 296.6	$ 17.5	$ 11.7	5.5%	3.9%

1 Includes one-time $1.6 million gain
2 Corporate expense percentage is to Total Sales
Three Month Periods Ended March 30, 2007 and March 31, 2006
Slide 25
First Quarter Income Statement Highlights

	As of 3/30/07	As of 12/31/06	As of 3/31/06
Notes Payable and Long-term Debt	$90.9	$74.4	$103.5
Shareholders’ Equity	$306.8	$296.6	$274.0
Debt as % of Total Capitalization	22.9%	20.1%	27.4%
Capital Expenditures	$2.9	$13.2	$1.7
Depreciation & Amortization	$2.9	$10.5	$2.5
Slide 26
Balance Sheet and Capital Factors

Public information is available on the Kaman website:  www.kaman.com
KAMN
KAMAN CORPORATION
Traded on NASDAQ Global Market